UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: SEPTEMBER 23, 2004

                              LISKA BIOMETRY, INC.
             (Exact name of registrant as specified in its chapter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

                                    333-94265
                            (Commission File Number)

                                    061562447
                        (IRS Employer Identification No.)

                              LISKA BIOMETRY, INC.

                                100 SUSSEX DRIVE
                         OTTAWA, ONTARIO, CANADA K1A 0R6
               (Address of principal executive offices) (Zip Code)



INFORMATION TO BE INCLUDED IN THE REPORT


LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2004, the Registrant issued a press release announcing the resignation of Lam Ko Chau, 65, the Registrant's Founder, President and Chief Executive Officer. The resignation is effective immediately. A copy of the press release issued by the Registrant is included herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated September 23, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2004

Liska Biometry, Inc.

By /s/ Chris LeClerc
Chris LeClerc
President and Director




                                INDEX TO EXHIBITS

Exhibit No.

99.1     Press Release dated September 23, 2004.